                             FIRST AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                                FOR THOMAS GREGOR

     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and Thomas Gregor (the "Executive") agree as follows:

     Paragraph 1 of Exhibit A to the Agreement is modified as follows:

     1.   Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be seven percent (7%) per annum, compounded monthly.

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Two Hundred and Forty-Two Thousand Nine Hundred and Seventeen ($242,917) at age 65 if paid entirely from the Accrued Benefit Account or One Hundred and Forty-Eight Thousand One Hundred and Seventy-Nine ($148,179) at age 65 if paid from the Retirement Income Trust Fund.

     Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

                 Plan Year                         Amount
                 ---------                         ------
                 1997                              $54,796
                 1998                               63,892
                 1999                               74,121
                 2000                               85,607
                 2001                              123,024
                 2002                              139,356
                 2003                              157,406
                 2004                              177,338
                 2005                              199,329
                 2006                              223,572
                 2007                              250,279
                 2008                              279,679
                 2009                              312,022
                 2010                              215,669

     IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.


ATTEST:                                     UNITED NATIONAL BANK:

/s/ Ralph L. Straw, Jr.                     By:  /s/  Donald W. Malwitz
------------------------------                 --------------------------------
Secretary                                            EVP & CFO
                                            -----------------------------------
                                            (Title)

ATTEST:                                     UNITED NATIONAL BANCORP

/s/ Ralph L. Straw, Jr.                     By: /s/ Donald W. Malwitz
------------------------------                 --------------------------------
Secretary                                            VP & TREASURER
                                            -----------------------------------
                                            (Title)

WITNESS:                                    EXECUTIVE:

/s/  Elizabeth Edwards                      /s/  Thomas C. Gregor
------------------------------              -----------------------------------



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